UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2026

NEPTUNE INSURANCE HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42878	33-4189588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
400 6th Street S, Suite 2
St. Petersburg, Florida 33701
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (727) 202-4815

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	NP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.
On May 28, 2026, Neptune Insurance Holdings Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) as a virtual meeting conducted via live audio webcast, for the following purposes: (i) to elect two directors for a three-year term ending at the Company’s 2029 Annual Meeting of Stockholders (the “2029 Annual Meeting”), and (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2026.

As of the close of business on April 7, 2026, the record date for the Annual Meeting, there were 94,895,913 shares of the Company’s Class A Common Stock and 43,435,000 shares of the Company’s Class B Common Stock outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one (1) vote per share, and each share of Class B Common Stock is entitled to ten (10) votes per share. At the Annual Meeting, the holders of 98,185,114 shares of Common Stock, representing approximately 70.98% of the total number of shares outstanding and entitled to vote, were represented in person or by proxy.

Set forth below are the voting results for the matters submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal No. 1 – Election of Directors

The stockholders elected the following two nominees as Class I directors to serve until the 2029 Annual Meeting and until their respective successors are duly elected and qualified:

Director Nominee	For	Withhold	Broker Non-Vote
Trevor Burgess	465,826,867	4,750,045	4,749,977
Jonathan Carlon	465,861,507	4,715,404	4,749,977

Proposal No. 2 – Ratification of Independent Public Accountants

The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Vote
475,278,678	3,631	45,991	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPTUNE INSURANCE HOLDINGS INC.

Date: June 1, 2026	By:	/s/ Trevor Burgess
Trevor Burgess
Chief Executive Officer
2